SUMMARY PROSPECTUS     |    APRIL 16, 2018

WBI BullBear Rising Income 2000 ETF
(formerly the WBI Tactical SMGD Shares)
WBIA

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. The Fund’s full prospectus dated October 31, 2017, as amended, and statement of additional information are incorporated by reference to this Summary Prospectus. All information may be obtained online, at no cost, either: at www.wbishares.com/resources, by calling (855) WBI-ETFS or (855) 924-3837, or by sending an email request to info@wbishares.com.

WBIA LISTED ON NYSE ARCA     |    CUSIP 00400R106

SUMMARY INFORMATION

WBI BULLBEAR RISING INCOME 2000 ETF

Investment Objective

The WBI BullBear Rising Income 2000 ETF’s (the “Fund”) (formerly the WBI Tactical SMGD Shares) investment objectives are to seek long-term capital appreciation and the potential for current income, while also seeking to protect principal during unfavorable market conditions.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares on a national securities exchange, national securities association, or over-the-counter trading system where Shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.85%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.20%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	1.06%
1)
The Total Annual Fund Operating Expenses in this fee table does not correlate to the expense ratio in the Fund’s “Financial Highlights” section of the Prospectus, which does not include Acquired Fund Fees and Expenses.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  Investors may pay brokerage commissions on their purchases and sales of exchange-traded fund shares, which are not reflected in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$108	$337	$585	$1,294

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of any in-kind creations or redemptions of the Shares. For the fiscal year ended June 30, 2017, the Fund’s portfolio turnover rate was 331% of the average value of its portfolio.

Principal Investment Strategies

The Fund will seek to invest in the equity securities of small-capitalization and mid-capitalization domestic and foreign companies that WBI Investments, Inc., the sub-advisor (“Sub-Advisor”) to the Fund and an affiliate of Millington Securities, Inc., the advisor (“Advisor”), believes display attractive prospects for growth in a company’s intrinsic value, and in other tactical investment opportunities. These securities will be selected on the basis of the Sub-Advisor’s proprietary selection process (“Selection Process”), as described further below. Cash and cash equivalents are some of the investment opportunities evaluated by the Selection Process. From time to time, the Fund may invest in and hold cash or cash equivalents as part of the normal operation of its investment strategy.

Small-capitalization and mid-capitalization companies are those that are not in the top ten percent of the securities in their primary market when ranked in order of market capital. For publicly-traded U.S. companies in the current environment, this would include companies with market capitalizations of less than approximately $17 billion. Companies below the ten percent threshold for small and mid-sized companies in non-U.S. markets may have capitalizations that differ from the U.S. Dollar equivalent amount because of the wide variation in the range of market capitalizations of companies available for investment in those markets.

The types of equity securities in which the Fund will generally invest include common stocks, preferred stocks, rights, warrants, convertibles, exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”), and master limited partnerships (businesses organized as partnerships which trade on public exchanges) (“MLPs”). The types of debt securities or securities in which the Fund will generally invest (or through which it will seek debt exposure) include fixed, floating, and variable rate corporate debt securities, U.S. Government securities, debt securities of foreign issuers, sovereign debt securities, U.S. Government agency securities, high-yield bonds (also known as “junk bonds”), ETFs, and exchange-traded notes (“ETNs”). An ETN is an unsecured debt security that trades on an established exchange. Its underlying value is determined by reference to an index, commodity, interest rate or other objectively determined reference. The Fund expects to invest in debt securities of all maturities, from less than one year up to thirty years, depending on the portfolio managers’ assessment of the risks and opportunities along the yield curve. (The yield curve refers to differences in yield among debt assets of varying maturities.)

The Fund may invest in large-capitalization equities, domestic and foreign debt securities, ETFs, ETNs, and/or in option strategies to enhance the Fund’s returns or to mitigate risk and volatility. Equity option strategies used by the Fund for individual securities include writing (selling) covered calls, buying puts, and using combinations of calls and puts. The Fund may also use options on indices.

The Fund may invest without limitation in securities of small-capitalization and mid-capitalization foreign issuers, and may invest up to 50% of its net assets in the securities of issuers in emerging markets. The Fund may invest up to 20% of its net assets in high-yield bonds. The Fund may also invest in other investment companies, including other ETFs, up to the limits specified in the Investment Company Act of 1940 (“1940 Act”) or in reliance on exemptions therefrom.

The Selection Process used for the Fund attempts to provide consistent, attractive returns net of expenses with potentially less volatility and risk to capital than traditional approaches, whatever market conditions may be. This is the Fund’s definition of an absolute return approach to investment management, and such an approach is used (in part) to achieve the Fund’s investment objective. The Selection Process includes a buy discipline and a sell discipline.

The Sub-Advisor uses quantitative computer screening of fundamental stock information to evaluate securities in an attempt to find companies with attractive growth characteristics for the selected universe of securities. Dividend payments may be considered as part of the evaluation process. Once securities are identified, an overlay of technical analysis confirms timeliness of security purchases. The Sub-Advisor then purchases qualifying securities using available cash.

The Fund uses a proprietary bond model created by the Sub-Advisor to assess the appropriate duration of any exposure to debt securities. Duration is a measure of a fixed income security’s expected price sensitivity to changes in interest rates. Securities with longer durations are expected to experience greater price movements than securities with shorter duration for the same change in prevailing interest rates. A portion of the Fund’s bond exposure may also be invested to pursue perceived opportunities in varying segments of the debt market. This systematic process of identifying, evaluating, and purchasing securities constitutes the Sub-Advisor’s buy discipline for the Fund.

Once securities are purchased, the Sub-Advisor maintains a strict sell discipline that attempts to control the effects of the volatility of each Fund asset on the Fund’s NAV.  This sell discipline, together with the Selection Process, constitutes the Fund’s strategy to achieve its investment objective.  If a Fund asset’s price stays within a range of acceptable prices, the Fund asset will continue to be held.  If a Fund asset’s price falls below the bottom of an acceptable price range, the Fund asset will be sold.  This results in a responsive process that actively adjusts the Fund’s allocation by causing it to become more fully invested or by raising cash to protect capital. The sell discipline operates independently of, and in addition to, any investment model changes. During periods of high market volatility, a significant amount of Fund holdings may be sold, resulting in a significant allocation to cash in the Fund. The Selection Process is run daily and cash will remain in the portfolio until a cash equivalent or a new security is purchased.

The Fund is an actively managed ETF.  The Sub-Advisor actively manages the Fund’s portfolio.  As a result, the portfolio turnover rate for the Fund may be high.  The Sub-Advisor expects that the Fund’s investment strategy will result in a portfolio turnover rate in excess of 100% on an annual basis.

For additional information about the Fund’s principal investment strategies and the Selection Process, see “Description of the Principal Strategies of the Funds.”

Principal Risks

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program. As with all investments, you may lose money in the Fund. An investment in the Fund is not a bank deposit, is not insured or guaranteed by the FDIC or any government agency, and may lose value. Therefore, you should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Description of the Principal Risks of the Funds.”

Losing all or a portion of your investment is a risk of investing in the Fund. The following additional risks could affect the value of your investment:

Authorized Participant Concentration Risk – The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”) to create and redeem Fund Shares. To the extent that these APs exit the business or are unable to process creation and redemption orders and no other AP is able to step forward to create and redeem in either of these cases, there may be a significantly diminished trading market for the Fund’s Shares and such Shares may trade at a discount to NAV and possibly face de-listing.

Market Risk – Either the stock market as a whole or the value of an investment held by the Fund may go down, resulting in a decrease in the market value or NAV of the Shares.  For example, there is the risk that sharp price declines in securities owned by the Fund, known as flash crash risk, may trigger trading halts, which may result in the Fund’s Shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day.

Active ETF Risk — There is no obligation by any market maker to make a market in the Fund’s shares or by any AP to submit creation or redemption orders. Decisions by market makers or APs to reduce or step away from the Fund in a time of market stress could inhibit the arbitrage process by which a relationship between the Fund’s NAV per share and the market trading prices of the shares is maintained. Thus, reduced effectiveness of the arbitrage function could result in Fund shares trading at a discount to NAV per share and also with greater than normal intra-day bid/ask spreads.

Management Risk — An investment in the Fund varies with the success and failure of the Sub-Advisor’s investment strategies and the Sub-Advisor’s research, analysis, and determination of portfolio securities. If the Sub-Advisor’s investment strategies, including its models, stop loss and goal-setting process, do not produce the expected results, the market value or NAV of the Shares would decrease.

Equity Securities Risk – Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. If the Fund holds common stock or common stock equivalents of any given issuer, it will generally be exposed to greater risk than if the Fund held preferred stocks and debt obligations of such issuer.

Foreign and Emerging Market Securities Risk – Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments. Investments in emerging markets may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties. Also, as foreign and emerging markets decline, investors tend to exit these markets in unison.

Dividend Risk – To the extent that the Fund invests in dividend-paying equities, the Fund may underperform funds that do not invest in dividend-paying equities during periods when dividend-paying equities underperform other types of stocks. In addition, if stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be affected.

Model Risk – The Fund’s investment process includes the use of proprietary models and analysis methods developed by the Sub-Advisor, and data provided by third parties. Third party data and information used in models and analysis is obtained from sources believed to be reliable, however inaccurate data could adversely affect the effectiveness of the resulting investment implementation on the Fund’s performance. There can be no assurance that any particular model or investment strategy, including those devised by the Sub-Advisor, will be profitable for the Fund, and may result in a loss of principal.

Growth Risk – Growth companies are those whose earnings growth potential appears to be greater than that of the market in general, and whose revenue growth is expected to continue for an extended period of time. Stocks of growth companies (or “growth securities”) have market values that may be more volatile than those of other types of investments. Growth companies typically do not pay a dividend, which can help cushion stock prices in market downturns, and reduce potential losses. The Fund’s investments in stocks of growth companies may cause the share price of the Fund to be more volatile than the prices of funds that do not invest primarily in growth stocks. During periods when growth stocks are underperforming other types of stocks, the Fund may also underperform funds that favor other types of securities.

Value Risk – Value companies are those whose stocks appear to be priced at a material discount to the underlying value of the issuing company. The reason for the apparent discount may reflect an underlying business condition that is more serious or permanent than anticipated, and stocks of value companies may remain depressed for extended periods of time or may never realize their expected potential value. To the extent the Fund invests in value stocks, the Fund may underperform funds that do not invest in value stocks during periods when value stocks underperform other types of stocks.

Debt Securities Risk – The market value of debt securities held by the Fund typically changes as interest rates change, as demand for the instruments changes, and as actual or perceived creditworthiness of an issuer changes. During periods of rising interest rates, the market value of the debt securities held by the Fund will generally decline. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high-yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time. Because interest rates in the United States are at historical lows, the Fund may have an increased risk associated with debt securities and rising interest rates. Also, the risk of rising interest rates may result in less liquidity in debt markets overall, making it more difficult for the Fund to sell the instruments at or near the market value used to compute the Fund’s NAV.

High-Yield Securities Risk – The debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors such as increased possibility of default liquidation of the security and changes in value based on public perception of the issuer.  High-yield securities are inherently speculative.

Small and Medium-Sized Companies Risk – Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

ETF and Other Investment Companies Risk – When the Fund invests in another ETF or other investment company (e.g., mutual fund, closed-end fund, business development company), it will bear additional expenses based on its pro rata share of such investment company’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or other investment company generally reflects the risks of owning the underlying securities and other assets held by the ETF or other investment company. The Fund also will incur brokerage costs when it purchases ETFs and other exchange-listed investment companies. Additionally, the Fund will be indirectly exposed to the risks of the portfolio assets held by an ETF or other investment company, including but not limited to those of ETNs, equity options, derivatives, currencies, index, leverage, and replication management.

Liquidity Risk – The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund halt trading, such as due to an exchange’s limit-up, limit-down rules, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Master Limited Partnership Risk – Investing in MLPs entails risk including fluctuations in energy prices, decreases in supply of or demand for energy commodities, and various other risks.

Exchange-Traded Note Risk – The value of an ETN may be influenced by the time remaining before its maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.

Equity Options Risk – Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks, including limiting potential gains, increased sensitivity to changes in interest rates or to sudden fluctuations in market prices than conventional securities, and transaction costs.

Portfolio Turnover Risk – A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

Fundamental Business Risk -  Companies with an apparently attractive financial condition and prospects for ongoing financial stability may experience adverse business conditions specific to their industry or enterprise that cause their financial condition and prospects to deteriorate. The Fund’s investments in companies that experience negative developments in their financial condition may lose value relative to the stocks of other companies, causing the Fund to underperform funds that do not invest in companies primarily on the basis of their underlying financial condition.

Fluctuation of Net Asset Value – The NAV of the Shares will fluctuate with changes in market value of the Fund’s holdings.

Shares are Not Individually Redeemable – Shares are only redeemable by the Fund at NAV if they are tendered in large blocks known as “Creation Units” which are expected to be worth in excess of $1 million each.  Only APs may engage in such creation and redemption transactions directly with the Fund.  Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV. There can be no assurance that an active trading market will be maintained for the Shares.

Trading Price Risk – Although it is expected that generally the exchange price of the Shares will approximate the Fund’s NAV, there may be times when the market price in the Secondary Market and the NAV vary significantly.

REIT Risk – Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  In addition, REITs have their own expenses, and therefore Fund shareholders will indirectly bear a proportionate share of the expenses of REITs in which the Fund invests.

Performance Information

The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on www.wbishares.com, the Fund’s “Website”, or by calling the Fund toll-free at (855) WBI‑ETFS or (855) 924-3837.

Calendar Year Total Returns

For the year-to-date period ended September 30, 2017, the Fund’s total return was 4.76%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 6.77% for the quarter ended December 31, 2016, and the lowest quarterly return was -14.60% for the quarter ended September 30, 2015.

Average Annual Total Returns
For the Period Ended December 31, 2016
WBI BullBear Rising Income 2000 ETF	1 Year	Since Inception (8/25/2014)
Return Before Taxes	3.00%	-2.78%
Return After Taxes on Distributions	2.97%	-2.83%
Return After Taxes on Distributions and Sale of Fund Shares	1.72%	-2.11%
Russell 2000® Value Index* (reflects no deduction for fees, expenses, or taxes)	31.74%	9.99%
MSCI World Small Growth Index (reflects no deduction for fees, expenses, or taxes)	8.42%	3.74%
*Effective October 31, 2017 Fund performance will be presented along with the returns of the Russell 2000® Value Index, a broad-based securities market index (“Benchmark”). Fund management has determined that the Benchmark provides investors with an appropriate basis for evaluating the Fund’s performance and risks relative to the market.

Average annual total returns are shown on a before- and after-tax basis for the Fund.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.  After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.

Management

Investment Advisor. Millington Securities, Inc. is the Fund’s investment advisor and has selected its affiliate WBI Investments, Inc. to act as the sub-advisor to the Fund and to be responsible for its day-to-day investment management.

Portfolio Managers.  The portfolio managers responsible for the day-to-day management of the Fund are as follows:

•	Gary E. Stroik, lead portfolio manager. Mr. Stroik joined the Sub-Advisor in 1990 and is its Chief Investment Officer. He has been a portfolio manager of the Fund since 2014.

•	Don Schreiber, Jr., co-portfolio manager. Mr. Schreiber founded the Sub-Advisor in 1984 and is its Founder and Chief Executive Officer. He has been a portfolio manager of the Fund since 2014.

Purchase and Sale of Shares

Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis at NAV only in Creation Units comprised of blocks of 50,000 Shares, or whole multiples thereof.  Only a broker-dealer (“Authorized Participant”) that enters into an appropriate agreement with the Fund’s distributor may engage in such creation and redemption transactions directly with the Fund.  The Fund’s Creation Units generally are issued and redeemed “in-kind”, for securities in the Fund, but may also be issued and redeemed in cash. Retail investors may acquire Shares on the NYSE Arca through a broker-dealer. Shares of the Fund will trade at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Financial Intermediary Compensation

If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Sub-Advisor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WBI Shares
One River Centre
331 Newman Springs Road
Suite 122
Red Bank, NJ 07701
 P: (855) WBI-ETFS or (855) 924-3837

Visit WBI’s website for a full menu of WBI’s products and services: www.wbiinvestments.com